Filed pursuant to Rule 497(e) under the

Securities Act of 1933, as amended

Securities Act File No. 333-141120

GOTHAM SHORT STRATEGIES FUND

OF

FUNDVANTAGE TRUST

Supplement dated July 27, 2023 to the Fund’s Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”), each dated February 1, 2023, as supplemented

The Board of Trustees of FundVantage Trust (the “Trust”) has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization (the “Reorganization”) of the Gotham Short Strategies Fund (the “Target Fund”), a series of the Trust, into the Gotham Short Strategies ETF (the “Acquiring Fund”), a newly created series of Tidal ETF Trust, with the same investment objectives and substantially similar principal investment strategies as the Target Fund. The Reorganization is subject to certain conditions including approval by shareholders of the Target Fund.

Gotham Asset Management, LLC (“Gotham”), who currently serves as the investment adviser to the Target Fund, will serve as the investment sub-adviser to the Acquiring Fund. The same portfolio managers from Gotham that have managed the Target Fund since its inception will continue to be responsible for selecting portfolio investments for the Acquiring Fund. Toroso Investments, LLC (“Toroso”) will serve as the Acquiring Fund’s investment adviser and will provide oversight of Gotham. At Gotham’s direction, Toroso will be responsible for trading portfolio securities for the Acquiring Fund.

Pursuant to the Agreement, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund will assume all of the Target Fund’s liabilities. As a result of the Reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Target Fund held immediately prior to the Reorganization. The proposed Reorganization is expected to be a tax-free transaction for federal income tax purposes.

Existing shareholders may redeem or exchange shares of the Target Fund in the ordinary course until the last business day before the closing of the Reorganization. Effective immediately, the Target Fund will discontinue accepting investments other than through intermediaries in anticipation of the Target Fund’s reorganization into an ETF.

Shareholders of record of the Target Fund will receive proxy materials soliciting their vote with respect to the proposed Reorganization. More information regarding the specific terms of the Reorganization, including the Acquiring Fund’s investment management policies and associated risks, will be provided to shareholders as part of the Target Fund’s proxy solicitation process at a later date. If approved by the Target Fund’s shareholders, the Reorganization is expected to occur during the fourth quarter of 2023.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.